                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12


                           MAXICARE HEALTH PLANS, INC.
- - -------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                               PATRICIA R. OSBERG
- - -------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       ------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------

    Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       ------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

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    3) Filing Party:

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    4) Date Filed:

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

                          MAXICARE HEALTH PLANS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ON AUGUST 17, 1994

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Maxicare Health Plans, Inc. (the "Company") will be held at the Sunset Room in the Transamerica Center Tower Restaurant, 1150 South Olive Street, Los Angeles, California, on August 17, 1994, at 8:00 a.m. (Pacific Time) for the following purposes:

     1. To elect two directors to the Board of Directors who will serve until the Company's 1997 Annual Meeting of Stockholders and until their successors have been duly elected and qualified; and

     2. To transact such other business as may be properly brought before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on June 30, 1994 will be entitled to notice of and to vote at said meeting or any adjournments thereof. A list of such stockholders shall be open to the examination of any stockholder at the meeting and for a period of ten days prior to the date of the meeting at the office of Maxicare Health Plans, Inc., 1149 South Broadway Street, Los Angeles, California, 90015.

     The Board of Directors urges each stockholder to read carefully the enclosed proxy statement which is incorporated herein by reference.

                                          By Order of the Board of Directors,

                                               Alan D. Bloom
                                                 Secretary

1149 South Broadway Street
Los Angeles, California 90015
Dated: July 13, 1994

                                   IMPORTANT

STOCKHOLDERS ARE REQUESTED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU PLAN TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS VOTED.

                          MAXICARE HEALTH PLANS, INC.
                           1149 SOUTH BROADWAY STREET
                         LOS ANGELES, CALIFORNIA 90015

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 17, 1994

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") and management of Maxicare Health Plans, Inc., a Delaware corporation (the "Company"), of proxies to be used at the Annual Meeting of Stockholders to be held at the Transamerica Center Sunset Room in the Tower Restaurant, 1150 South Olive Street, Los Angeles, California, on August 17, 1994 at 8:00 a.m. (Pacific Time) and at any adjournments thereof. A form of the proxy is enclosed for use at the meeting. Stockholders are being asked to vote upon the election of two directors to the Board, and to transact such other business as may properly come before the meeting.

     If no instructions are given on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the directors nominated by the Board, and as recommended by the Board with regard to all other matters or if no such recommendation is given, in the discretion of the proxy holder. Proxies marked "withhold" will be counted towards the quorum requirement but will not be voted FOR the election of the Board's director nominees.

     A proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company or by submitting, prior to the time of the meeting, a properly executed proxy bearing a later date. Stockholders having executed and returned a proxy, who attend the meeting and desire to vote in person, are requested to so notify the Secretary of the Company prior to the time of the meeting.

     The mailing address of the Company is 1149 South Broadway Street, Los Angeles, California, 90015. The approximate date on which this Proxy Statement and form of proxy are being mailed to the stockholders is July 20, 1994.

                              GENERAL INFORMATION

OUTSTANDING SHARES AND VOTING RIGHTS

     There were 10,094,195 shares of common stock of the Company ("Common Stock") outstanding as of June 30, 1994, the Record Date for the stockholders entitled to vote at the Annual Meeting. Of the total shares of Common Stock outstanding as of that date, 811,911 shares of Common Stock were held in claims reserves by the Company, as disbursing agent pursuant to the Company's Joint Plan of Reorganization dated May 14, 1990, as modified, which was confirmed by the Bankruptcy Court by order dated August 31, 1990 (the "Reorganization Plan"). The Company holds such shares (the "Unallocated Shares") as disbursing agent for the benefit of creditors under the Reorganization Plan. Of the 811,911 Unallocated Shares held as of the Record Date, 603,477 were held for the benefit of creditors of the Company's operating subsidiaries (Reorganization Plan classes 5A through 5H), 114,419 were held for bank group creditors (Reorganization Plan class 7), and 94,015 shares were held for bondholder creditors (Reorganization Plan classes 8A through 8D). As of the Record Date, no shares were being held for the benefit of Maxicare Health Plans, Inc. creditors (Reorganization Plan class 9); however, certain of the shares held for the benefit of Reorganization Plan classes 7 and 8A through 8D will be reallocated to Reorganization Plan class 9 pursuant to a formula set forth in the Reorganization Plan. The Reorganization Plan provides that until such time as any share of Common Stock reserved for a holder of an allowed claim or allowed interest under the Reorganization Plan is allocated, the disbursing agent shall deliver an irrevocable proxy to vote the Unallocated Shares to the independent directors of the Board (as such term is defined by the Reorganization Plan). Currently, the independent directors are Messrs. Brinegar, Field, Lewis and Manne and Ms. Courtright (the "Independent

Directors"). The Reorganization Plan provides that the Unallocated Shares shall be voted in the following manner:

          (i) 603,477 shares which were held in the claims reserves as of the Record Date for the holders of Reorganization Plan classes 5A through 5H and Reorganization Plan class 9 allowed claims, shall (a) as to proposals made by the Company, be voted in the same manner and to the same degree as all of the allocated shares of Common Stock; and (b) as to proposals made by any person or entity other than the Company, be voted in accordance with the vote of a majority of the Independent Directors; and

          (ii) 208,434 shares which were held in the claims reserves as of the Record Date for holders of Reorganization Plan class 7 and Reorganization Plan classes 8A through 8D allowed claims, shall be voted in the same manner and to the same degree as all of the allocated shares of Common Stock.

     The only business which the Board presently believes will be voted upon at the Annual Meeting is the election of two directors. Consequently, all Unallocated Shares will be voted in the same manner and to the same degree as the allocated shares of Common Stock.

     Each stockholder of record at the close of business on June 30, 1994 is entitled to one vote for each share of Common Stock then held on each matter to come before the meeting, or any adjournments thereof.

     As of June 30, 1994 there were 2,400,000 shares of Series A Cumulative Convertible Preferred Stock ("Series A Stock") outstanding and entitled to vote at the Annual Meeting. Each share of the Series A Stock carries the right to vote the equivalent of 2.7548 shares of Common Stock or 6,611,520 shares of Common Stock in aggregate. Generally, holders of Series A Stock vote together with the holders of the Common Stock as a single class, including with respect to the election of directors; however, under certain circumstances the holders of Series A Stock shall be entitled to vote as a separate class and in that regard may determine the outcome of certain proposals which may be presented for stockholder consideration.

     A majority of the votes eligible to be cast at the Annual Meeting by holders of Common Stock and Series A Stock, or 8,352,858 votes, represented in person or by proxy at the Annual Meeting is required for a quorum. A plurality of the votes cast at the Annual Meeting by holders of shares of Common Stock and Series A Stock entitled to vote, and present, in person or by proxy, at the Annual Meeting is required for the election of each nominee as a director. The Company's Certificate of Incorporation does not provide for cumulative voting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of the outstanding shares of Common Stock and Series A Stock owned beneficially as of June 30, 1994 by each director or nominee for director as of such date, by the Company's chief executive officer ("CEO"), by the four other most highly compensated executive officers other than the CEO, by all directors and executive officers as a group, and by each person who, to the knowledge of the Company, beneficially owned more than 5% of any class of the Company's voting stock on such date.

                                               AMOUNT AND NATURE OF
                                                    BENEFICIAL
                                                   OWNERSHIP(1)       PERCENTAGE   PERECENTAGE  PERCENTAGE
                                               --------------------       OF           OF        OF TOTAL
             NAME AND ADDRESS OF                COMMON     SERIES A     COMMON      SERIES A      VOTING
               PERSON OR GROUP                 STOCK(2)    STOCK(2)     STOCK        STOCK       POWER(3)
- - ---------------------------------------------  ---------   --------   ----------   ----------   ----------
Maxicare Health Plans, Inc.,
  as disbursing agent(4).....................    811,911                 8.04%                     4.86%
  1149 South Broadway Street
  Los Angeles, California 90015
Cede & Co.(5)................................  6,971,294                69.06%                    41.73%
  P.O. Box 20
  Bowling Green Station
  New York, New York 10274
Peter J. Ratican(6)..........................    427,996                 4.07%                     2.50%
  1149 South Broadway Street
  Los Angeles, California 90015
Eugene L. Froelich(7)........................    427,778                 4.07%                     2.50%
  1149 South Broadway Street
  Los Angeles, California 90015
Alan D. Bloom(8).............................      7,026                     *                         *
  1149 South Broadway Street
  Los Angeles, California 90015
Richard A. Link(9)...........................     46,686                     *                         *
  1149 South Broadway Street
  Los Angeles, California 90015
William B. Caswell(10).......................     21,867                     *                         *
  1149 South Broadway Street
  Los Angeles, California 90015
Claude S. Brinegar(11)(12)...................     21,000                     *                         *
  1149 South Broadway Street
  Los Angeles, California 90015
Florence F. Courtright(7)(12)................     10,000                     *                         *
  1149 South Broadway Street
  Los Angeles, California 90015
Thomas W. Field, Jr.(7)(12)..................     20,000                     *                         *
  1149 South Broadway Street
  Los Angeles, California 90015
Charles E. Lewis(12)(13).....................     20,016                     *                         *
  1149 South Broadway Street
  Los Angeles, California 90015
Alan S. Manne(12)(14)........................     10,500                     *                         *
  1149 South Broadway Street
  Los Angeles, California 90015
General Motors Hourly-Rate
  Employes Pension Trust(15).................    446,535    153,200      4.25%        6.38%        2.67%
  767 Fifth Avenue
  New York, New York 10153

                                               AMOUNT AND NATURE OF
                                                    BENEFICIAL
                                                   OWNERSHIP(1)       PERCENTAGE   PERECENTAGE  PERCENTAGE
                                               --------------------       OF           OF        OF TOTAL
             NAME AND ADDRESS OF                COMMON     SERIES A     COMMON      SERIES A      VOTING
               PERSON OR GROUP                 STOCK(2)    STOCK(2)     STOCK        STOCK       POWER(3)
- - ---------------------------------------------  ---------   --------   ----------   ----------   ----------
General Motors Salaried Employes
  Pension Trust(15)..........................    417,066    144,100      3.98%        6.00%        2.50%
  767 Fifth Avenue
  New York, New York 10153
J.P. Morgan & Co. Incorporated(16)...........    535,612    190,000      5.04%        7.92%        3.21%
  23 Wall Street
  New York, New York 10015
Froley, Revy Investment Co., Inc.(17)(18)....    650,133    236,000      6.05%        9.83%        3.89%
  10900 Wilshire Boulevard, #1050
  Los Angeles, California 90024
Mutual Series Fund Inc.(19)..................    817,778    188,100      7.71%        7.84%        4.90%
  51 John F. Kennedy Parkway
  Short Hills, New Jersey 07078
Ryback Management Corporation(20)............  1,040,554    193,500      9.79%        8.06%        6.23%
  7711 Carondelet Avenue
  St. Louis, Missouri 63105
Snyder Capital Management, Inc.(21)..........    871,480    100,000      8.40%        4.17%        5.22%
  350 California Street
  San Francisco, California 94104
Smith Barney Shearson Holdings Inc.(22)......    998,804    329,100      9.08%       13.71%        5.98%
  1345 Avenue of the Americas
  New York, New York 10105
Bear Stearns Securities Corp.(23)............  1,269,287    177,600     11.99%        7.40%        7.60%
  One Metrotech Center North
  Brooklyn, New York 11201-3862
All Directors and Executive Officers
  as a Group (15 persons)(24)................  1,102,989                 9.86%                     6.20%

- - ---------------

  *  -- Less than one percent

 (1) Except as otherwise set forth herein, all information pertaining to the holdings of persons who beneficially own more than 5% of any class of the Company's voting stock (other than the Company or its executive officers and directors) is based on filings with the Securities and Exchange Commission and information provided by the record holders.

 (2) In setting forth "beneficial" ownership, the rules of the Securities and Exchange Commission require that shares underlying currently exercisable options and warrants or issuable upon conversion of the Series A Stock, including options and warrants which become exercisable within 60 days, held by a described person be treated as "beneficially" owned and further require that every person who has or shares the power to vote or to dispose of shares of stock be reported as a "beneficial" owner of all shares as to which any such sole or shared power exists. As a consequence, shares which are not yet outstanding are, if obtainable upon exercise of an option or warrant which is exercisable or will become exercisable within sixty (60) days or upon conversion of the Series A Stock, nevertheless treated as "beneficially" owned by the designated person, and several persons may be deemed to be the "beneficial" owners of the same securities if they share the power to vote or dispose of them.

 (3) Assumes 10,094,195 shares of Common Stock outstanding, the conversion of all 2,400,000 shares of Series A Stock outstanding (or 6,611,520 shares) and, with respect to each listed beneficial owner, the exercise or conversion of any option, warrant or right held by each such owner exercisable or convertible within 60 days.

 (4) These shares are held by the Company, as disbursing agent for the benefit of holders of Reorganization Plan classes 5A through 5H, 7 and 8A through 8D allowed claims. The Company disclaims beneficial ownership of these shares. For information concerning the voting of these shares, see "General Information -- Outstanding Shares and Voting Rights".

 (5) Cede & Co. holds these shares as a nominee for the Depository Trust Company, which is the securities depository for various segments of the financial industry. None of these shares are owned beneficially by Cede & Co.

 (6) Includes 427,778 shares which are subject to options which are currently exercisable.

 (7) All shares (and the calculation of the percentage owned assumes such shares are outstanding) are subject to options which are currently exercisable.

 (8) Includes 6,666 shares which are subject to options which are currently exercisable and 2 shares which are subject to warrants which are currently exercisable.

 (9) Includes 46,664 shares which are subject to options which are currently exercisable.

(10) Includes 16,667 shares which are subject to options which are currently exercisable.

(11) Includes 20,000 shares which are subject to options which are currently exercisable.

(12) Does not include the Unallocated Shares, held of record by the Company. Under certain circumstances, the Independent Directors, currently Messrs. Brinegar, Field, Lewis and Manne and Ms. Courtright, have rights to vote the Unallocated Shares. The Independent Directors disclaim beneficial ownership of these shares. For further information on the voting of these shares, see "General Information -- Outstanding Shares and Voting Rights", above.

(13) Includes 20,000 shares which are subject to options which are currently exercisable and 12 shares which are subject to warrants which are currently exercisable.

(14) Includes 10,000 shares which are subject to options which are currently exercisable.

(15) The shares of Common Stock and Series A Stock are held by Mellon Bank, N.A., acting as trustee (the "Trustee") under two separate trust agreements for the General Motors employee pension trusts (the "Trusts"). The Trustee may act for the Trusts with respect to such shares only pursuant to direction of one of the Trusts' applicable investment managers. General Motors Investment Management Corporation ("GMIMCo") is the investment manager with respect to 200,000 shares (in the aggregate) of Series A Stock. The shares of Series A Stock are convertible into an aggregate of 819,002 shares of Common Stock; the shares of Common Stock issuable upon conversion of the Series A Stock are included in the number of shares of Common Stock attributable to these holders. Investment and disposition decisions regarding the shares of Series A Stock and Common Stock managed by the Trusts' other investment managers are made by the personnel of such managers, who act independently of GMIMCo, although the continued engagement of such managers as investment managers for the Trusts is subject to the authorization of GMIMCo. Because of the Trustee's limited role, beneficial ownership of the shares of Series A Stock and Common Stock by the Trustee is disclaimed.

(16) Includes 12,200 shares of Common Stock and 190,000 shares of Series A Stock held in a fiduciary capacity by J.P. Morgan and Co. Incorporated through its subsidiaries J.P. Morgan Investment Management, Inc. and Morgan Guaranty Trust Company of New York. All shares of Common Stock and Series A Stock are subject to the sole dispositive authority of these subsidiaries of J.P. Morgan and Co. Incorporated and the shares of Series A Stock are subject to the sole voting authority of these entities. The shares of Series A Stock are convertible into an aggregate of 523,412 shares of Common Stock; the shares of Common Stock issuable upon conversion of the Series A Stock are included in the number of shares of Common Stock attributable to these holders.

(17) The shares of Common Stock issuable upon conversion of the Series A Stock are included in the number of shares of Common Stock attributable to these holders. None of the holders currently hold shares of Common Stock.

(18) All shares are held on behalf of institutional investors and are subject to the sole voting and dispositive authority of Froley, Revy Investment Co., Inc.

(19) Mutual Series Fund Inc. (the "Fund") is an investment company consisting of four separate series of stock. Two of the series, namely, Mutual Beacon Fund and Mutual Qualified Fund, are the beneficial owners of 58,000 shares and 130,100 shares, respectively, of Series A Stock. In addition, the Mutual Beacon Fund is the beneficial owner of 299,600 shares of Common Stock. The shares owned by these funds are registered in nominee name. Pursuant to investment advisory contracts with each of the series, Heine Securities Corporation ("Heine"), an investment advisor, and Michael F. Price, president of Heine, have sole investment and voting power over the securities beneficially owned by the series. However, Heine and Mr. Price disclaim any beneficial ownership in such shares owned by the Fund. The shares of Series A Stock are convertible into an aggregate of 518,178 shares of Common Stock; the shares of Common Stock issuable upon conversion of the Series A Stock are included in the number of shares of Common Stock attributable to these holders.

(20) Lindner Fund, Inc. ("Lindner") is an investment company which beneficially owns 507,500 shares of Common Stock and 193,500 shares of Series A Stock. The shares owned by Lindner are registered in nominee name. Pursuant to an investment advisory contract with Lindner, Ryback Management Corporation, an investment advisor, shares investment and voting power over the securities beneficially owned by Lindner. The shares of Series A Stock are convertible into an aggregate of 533,054 shares of Common Stock; the shares of Common Stock issuable upon conversion of the Series A Stock are included in the number of shares of Common Stock attributable to these holders.

(21) Includes 596,000 shares of Common Stock and 100,000 shares of Series A Stock held in a fiduciary capacity by Snyder Capital Management, Inc. ("Snyder"), an investment advisor for a number of investors. No individual investor beneficially owns more than 5% of any class of the Company's voting stock. Snyder has sole voting and investment power over 49,000 shares of Common Stock. Voting power is shared by Snyder on 452,000 shares of Common Stock and 95,100 shares of Series A Stock. Investment power is shared by Snyder on 547,000 shares of Common Stock and 100,000 shares of Series A Stock. The shares of Series A Stock are convertible into an aggregate of 275,480 shares of Common Stock; the shares of Common Stock issuable upon conversion of the Series A Stock are included in the number of shares of Common Stock attributable to this holder.

(22) Includes 92,199 shares of Common Stock and 329,100 shares of Series A Stock held in a fiduciary capacity by Smith Barney Shearson Inc. ("SBS"), a registered broker/dealer. Smith Barney Shearson Holdings Inc. ("SBH") is the sole common shareholder of SBS and The Travelers Inc. ("TRV") is the sole shareholder of SBH. However, SBH and TRV disclaim any beneficial ownership in such shares. The shares of Series A Stock are convertible into an aggregate of 906,605 shares of Common Stock; the shares of Common Stock issuable upon conversion of the Series A Stock are included in the number of shares of Common Stock attributable to this holder. SBS has sole voting power over approximately 915,315 shares, including those shares issuable upon conversion of Series A Stock.

(23) Bear Stearns Securities Corp. is the record holder of these shares; however, all shares are held on behalf of investors. Bear Stearns Securities Corp. disclaims beneficial ownership of all shares. The shares of Series A Stock are convertible into an aggregate of 489,252 shares of Common Stock; the shares of Common Stock issuable upon conversion of the Series A Stock are included in the number of shares of Common Stock attributable to these holders.

(24) Includes 1,093,880 shares which are subject to options which are currently exercisable and 26 shares which are subject to warrants which are currently exercisable.

                         ITEM 1.  ELECTION OF DIRECTORS

     Under the terms of the Company's by-laws, the Board may consist of up to nine persons as established by resolution of the Board. As of the date hereof, the Board consists of seven members: Peter Ratican, Claude Brinegar, Fiorenza (Florence) Courtright, Thomas Field, Jr., Eugene Froelich, Charles Lewis and Alan Manne. Florence Courtright, who was nominated by the Nominating Committee of the Board and elected to the Board by the members of the Board in November 1993, is the only director who was not elected by a vote of the Company's stockholders at meetings for which proxies were solicited.

     The Company's Certificate of Incorporation provides that directors are classified into Class I, Class II or Class III and the initial terms of the directors are staggered for one, two and three years, respectively. The Certificate of Incorporation further provides that at the annual meeting following the expiration of the initial terms of the directors in each class, the class of directors elected at such meeting would stand for election for a three year term ending at the third annual meeting thereafter.

     At the Annual Meeting, the Board proposes the election of the following nominees to the Board, each to serve as a Class I director for three years until the 1997 Annual Meeting, and until his successor is elected and qualified:

CLASS I
CHARLES E. LEWIS
Director since: 1983
Age: 65

     Dr. Lewis has been a Professor of Medicine, Public Health and Nursing at the University of California at Los Angeles, since 1970. As of July 1993, he was appointed Director of the Center for Health Promotion and Disease Prevention. He is a member of the Institute of Medicine, National Academy of Sciences and is a graduate of the Harvard Medical School and of the University of Cincinnati School of Public Health where he received a Doctorate of Science degree. Dr. Lewis is a Regent of the American College of Physicians and a member of the Board of Commissioners of the Joint Commission on Accreditation of Health Care Organizations.

CLAUDE S. BRINEGAR
Director since: 1991
Age: 67

     Mr. Brinegar is currently Vice Chairman of the board of directors of Unocal Corporation and served as Executive Vice President of Administration and Planning until May 1992. In 1985, Mr. Brinegar was elected Executive Vice President of Unocal and he became Chief Financial Officer in 1986. In 1989, Mr. Brinegar was elected as Vice Chairman of Unocal. He is also a member of the board of directors of Consolidated Rail Corporation and a visiting scholar at Stanford University.

     If the nominees should for any reason become unavailable to serve as a director or be withdrawn from nomination, and if the Board shall designate a substitute nominee, the shares represented by valid proxies will be voted in favor of the substitute nominee. A stockholder may, in the manner set forth on the enclosed form of proxy, instruct the named proxies not to vote that stockholder's shares for a particular nominee or nominees, as indicated.

     THE BOARD RECOMMENDS VOTES FOR THE ELECTION OF MESSRS. LEWIS AND BRINEGAR AS DIRECTORS ON THE BOARD. PROXIES GIVEN WITHOUT INSTRUCTIONS WILL BE VOTED FOR THESE INDIVIDUALS.

     The following persons currently serve as members of the Board and each of these members will continue to serve until the Annual Meeting in the year indicated or until his/her successor is duly elected and qualified:

CLASS II
EUGENE L. FROELICH
Director since: 1989
Elected to serve until: 1995 Annual Meeting
Age: 52

     Mr. Froelich was appointed Chief Financial Officer, Executive Vice President -- Finance and Administration in March 1989. From 1984 to March 1989, Mr. Froelich was President of GFE, Inc., where he engaged in financial and business consulting for a variety of industries. Previously, Mr. Froelich was Vice President of MCA INC and he is a certified public accountant.

FLORENCE F. COURTRIGHT
Director since: 1993
Elected to serve until: 1995 Annual Meeting
Age: 62

     Ms. Courtright has been a private investor for the last five years. She is a founding Limited Partner of Bainco International Investors, 1.p. and a Trustee of Loyola Marymount University. Further, Ms. Courtright is a former co-owner of the Beverly Wilshire Hotel and the Beverly Hills Hotel.

CLASS III
PETER J. RATICAN
Director since: 1983
Elected to serve until: 1996 Annual Meeting
Age: 50

     Mr. Ratican was appointed Chairman of the Board, Chief Executive Officer and President of the Company in August 1988. Prior to joining the Company, Mr. Ratican was a senior executive of DeLaurentiis Entertainment Group Inc. and MCA INC. Prior to joining MCA INC, he was a Senior Audit Manager for the Los Angeles office of Price Waterhouse, specializing in the entertainment and health care industries. Mr. Ratican is a member of the California Knox-Keene Health Care Services Advisory Committee, which assists the California Department of Corporations in regulating prepaid health plans (HMOs) and he is a certified public accountant.

THOMAS W. FIELD, JR.
Director since: 1992
Elected to serve until: 1996 Annual Meeting
Age: 60

     Mr. Field was appointed Chairman of the Board of ABCO Markets in December 1991. ABCO Markets is in the grocery business. He has been President of Field & Associates, a management consulting firm, since October 1989. From 1984 to September 1989, Mr. Field was with McKesson Corporation in a number of executive capacities, most recently as Chairman of the Board, President and Chief Executive Officer. Mr. Field also holds directorships at Campbell Soup Company, Bromar Inc. and Hume Medical.

ALAN S. MANNE
Director since: 1994
Elected to serve until: 1996 Annual Meeting
Age: 69

     Mr. Manne is currently a professor emeritus and from 1961 to 1992 was a professor of operations research at Stanford University. He is an author or co-author of seven books and received his Ph.D. in economics from Harvard University. He is co-organizer of the International Energy Workshop.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     There were five meetings of the Company's Board during the year ended December 31, 1993. During that year, each director attended at least 75% of the meetings of the Board and its committees that each director was entitled to attend.

     The Board has standing Audit, Compensation, Nominating and Option
Committees.

     Audit Committee. The Audit Committee meets periodically with management and the Company's independent public accountants to make inquiries regarding the manner in which the responsibilities of each are being discharged and the Audit Committee reports thereon to the Board. The Audit Committee also recommends, for the approval of the Board, the annual appointment of the Company's independent public accountants with whom the Audit Committee reviews the scope of the audit and non-audit assignments, the accounting principles being applied by the Company in financial reporting, the scope of internal auditing procedures, and the adequacy of internal controls. The current members of the Audit Committee are Messrs. Brinegar, Field, Lewis and Manne. During 1993, the Audit Committee met eight times.

     Compensation Committee. The Compensation Committee reviews and makes recommendations with respect to the Company's various compensation programs. This committee administers the awarding of discretionary bonuses by the Company and also approves the remuneration of executive and other senior officers of the Company. The current members of the Compensation Committee are Messrs. Field, Brinegar and Ratican (ex-officio) and Ms. Courtright. The Compensation Committee met two times during 1993.

     Nominating Committee. The Nominating Committee recommends to the Board nominees for election to the Board at the annual meeting and to fill any Board vacancies that may occur. The current members of the Nominating Committee are Messrs. Lewis and Manne and Ms. Courtright. The Nominating Committee will consider nominees recommended by stockholders, however, there are presently no formal procedures for the submission of such recommendations. The Nominating Committee met one time during 1993.

     Option Committee. The Option Committee administers the 1990 Stock Option Plan and authorizes the granting of options thereunder. Members of this committee must be directors who are not, during the one year prior to service as an administrator of the plan, granted or awarded options pursuant to the plan. The current members of the Option Committee are Messrs. Ratican and Froelich. The Option Committee met five times during 1993.

DIRECTORS REMUNERATION

     During 1993, certain current and then serving members of the Board received compensation for their services as directors. These members included Claude Brinegar, Leon Clements, Florence Courtright, Thomas Field, Jr., Walter Filkowski and Charles Lewis and they received cash payments of $33,000, $29,250, $6,000, $31,500, $6,000 and $30,750, respectively. During 1994, current directors, excluding directors who are also officers of the Company, will receive compensation for their services in the amount of $24,000 per year, plus $750 per meeting. In addition, these directors are entitled to be reimbursed for all of their reasonable out-of-pocket expenses incurred in connection with their services as directors of the Company.

     Non-employee directors of the Company have received options to purchase shares of Common Stock which are immediately exercisable at an exercise price equal to the market price at the date of grant. Set forth below is a schedule of the outstanding options at December 31, 1993 held by each of the current and former directors, the date of grant and the exercise price of such options:

                                          NUMBER OF                            EXERCISE PRICE
                    DIRECTOR               OPTIONS         DATE OF GRANT         PER SHARE
        --------------------------------  ----------     ------------------    --------------
        Leon Clements...................    10,000       May 20, 1991              $ 8.00
        Walter Filkowski................    10,000       May 20, 1991              $ 8.00
        Charles Lewis...................    10,000       May 20, 1991              $ 8.00
                                            10,000       December 20, 1993         $ 9.63
        Claude Brinegar.................    10,000       July 18, 1991             $ 9.25
                                            10,000       December 20, 1993         $ 9.63
        Thomas Field....................    10,000       April 1, 1992             $10.50
                                            10,000       December 20, 1993         $ 9.63
        Florence Courtright.............    10,000       November 5, 1993          $10.88

     Alan Manne was granted 10,000 options on January 28, 1994 at an exercise price of $12.63, all of which are immediately exercisable. Provided these directors continue to serve as directors of the Company, the exercise term of these options is five years. If the directorship is terminated, the options expire thirty (30) days from the date of such termination. Upon the expiration of his term as a director on February 10, 1993, the Board voted to extend the period in which Mr. Filkowski could exercise his options to one year from the termination date of his directorship. In February 1994, Mr. Filkowski exercised all options held.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Peter Ratican, the Company's President and Chief Executive Officer, served as an ex-officio member of the Compensation Committee of the Company for the year ended December 31, 1993. Although Mr. Ratican served as an ex-officio member of the Compensation Committee, he did not participate in any decisions regarding his own compensation as an executive officer. The Company's Board of Directors as a whole determines Mr. Ratican's total compensation package.

EXECUTIVE OFFICER COMPENSATION

     Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chairman and Chief Executive Officer and the four other most highly compensated executive officers. The disclosure requirements for these five individuals include the use of tables and a report explaining the rationale and considerations that led to fundamental executive officer compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board, has prepared the following report for inclusion in this Proxy Statement. This report reflects the Company's compensation philosophy as endorsed by the Board and resulting actions taken by the Company for the 1993 reporting period shown in the various compensation tables supporting this report. As noted earlier in the Proxy Statement, the Compensation Committee approves the payment amounts and award levels for executive officers of the Company and its subsidiaries.

                  THE 1993 BOARD COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY REGARDING EXECUTIVE OFFICERS

     The Compensation Committee designs, reviews and approves the compensation program for the Company's top executive employees. The Compensation Committee for the Company's 1993 fiscal year was comprised of three outside directors and Peter Ratican (ex-officio), the Company's Chief Executive Officer (the "CEO"). The Compensation Committee coordinates with the Stock Option Committee stock option grants pursuant to the stockholder approved Stock Option Plan. The recommendations of the Compensation Committee regarding compensation are presented to the Board which makes all final approvals.

     The fundamental philosophy of the Company's compensation program is to offer compensation opportunities for all employees which are based on the individual's contribution and personal performance. Consideration is also given to a person's potential for future responsibility and promotion.

     In designing and administering the individual elements of the executive compensation program, the Compensation Committee strives to balance short and long-term incentive objectives and employ prudent judgment in establishing performance criteria, evaluating performance and determining actual incentive payments. Essentially, the executive compensation program of the Company has been designed to:

     - support a pay for performance policy that differentiates in compensation amounts based on corporate, business unit and individual performance;

     - motivate key executive officers to achieve strategic business initiatives and reward them for their achievement;

     - provide compensation opportunities which are comparable to those offered by other leading companies in the health care industry, thus allowing the Company to compete for and retain talented executives who are critical to the Company's long-term success; and

     - align the interest of executives with the long-term interest of stockholders through award opportunities that can result in bonuses and ownership of common stock.

RELATIONSHIP OF PERFORMANCE UNDER THE COMPENSATION PROGRAM

     The compensation program supports the Company's internal culture and human resource values which are to foster career opportunities and development of the best people at all levels and to encourage and reward actions which put the interests of the Company as a whole ahead of functional specialties and individual considerations.

     At present, the compensation program for all executives, including the CEO and the four other most highly compensated executive officers other than the CEO (the "named executives"), is comprised of two elements:

     - Base salary and benefits typically offered to executives by major corporations.

     - Stock option grants to provide an incentive that focuses the executives' attention on managing the Company from the perspective of an owner with an equity stake in the business. These stock options are tied to the future performance of the Company's stock and will provide value to the recipient only when the price of the Company's stock increases above the option grant price.

     Since the Company has been formally reorganized for only three years and has not built a strong history of profitable operations, the Compensation Committee believes that to attract and retain quality executives more emphasis should be placed in 1993 on base salary than on performance measured compensation for the named executives, other than the CEO and Mr. Froelich (the "CFO").

     In addition to the above mentioned compensation elements, there are two elements in the Company's executive compensation program for the CEO and the
CFO:

     -  Annual incentive compensation.

     -  Long-term compensation.

                                 SALARY FACTORS

     Every employee of the Company, including the named executives, is assigned a grade level with a salary range that is designed to reflect competitive practice for the position they hold. At the end of each fiscal year, the Compensation Committee reviews and approves an annual salary plan for all executives for the upcoming year. This salary plan is developed under the ultimate direction of the CEO. The salaries approved for 1993 reflect consideration of the Compensation Committee's and the Board's subjective assessment of the performance of each executive over the past year, judgments as to the expected future contributions of the individual executive and recognition of the continued improvement of the Company's results of operations as evidenced by an $803,000 (11.5%) increase in the Company's income from operations and a $2.10 (25.1%) increase in the Company's annual average stock price from 1991 to 1992.

     PERFORMANCE EVALUATION. The Compensation Committee has taken particular note of the executives' success in restructuring the Company's businesses to adjust for the decline in its enrollment which resulted from the Company filing for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code ("Chapter 11") in 1989 and in effectively directing the Company's operations under the difficult competitive conditions in the markets served by the Company over the last three years. The Compensation Committee believes the executives displayed effective leadership in accomplishing a turnaround of the Company's operating performance subsequent to the filing of Chapter 11 and has taken into account the executives' performance in increasing total membership of its ongoing operations. In its review of the executives' performance and compensation, the Compensation Committee has also taken into account the executives' consistent commitment to the long-term success of the Company through development of new or improved products. The Compensation Committee also assessed past performance and its expectation as to future contributions in leading the Company and its businesses.

     COMPETITIVE DATA. Executive salaries were set to correspond to the Compensation Committee's understanding of the median range of salaries for other companies. No formal study was performed, but a formal study for all executive officers other than the CEO and CFO is planned for the 1994 fiscal year.

     The salary compensation for the CEO and CFO for 1993 was in accordance with the five year Employment Agreements entered into in 1992 and no changes or increases were made for 1993.

     After completing their subjective assessment of the above salary factors, the Compensation Committee increased the salaries of three of the named executives effective January 1, 1993 as set forth in the tables below.

                                    BENEFITS

     In the past, the Company adopted certain broad-based employee benefit plans in which the executives are permitted to participate on the same terms as non-executive employees who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under the plans. Benefits under these and other plans are not tied to Company performance.

                                 STOCK OPTIONS

     As noted earlier in the Proxy Statement, stock options are granted to employees and directors under the 1990 Stock Option Plan by the Stock Option Committee which is comprised of the CEO and the CFO. These grants are made only after approval by the Compensation Committee. Stock option grants provide the right to purchase shares of Common Stock at the fair market value (the closing price) on the date of grant. Each stock option becomes exercisable in three annual installments following the date of grant and has a five year term. The number of shares covered by an individual's option represents the Stock Option Committee's subjective assessment of the individual's relative value to the Company. During 1993 stock options were granted to three of the named executives. In determining the amount of options to grant, the Stock Option Committee took into account the items discussed above under "Salary", the desire to tie closely the financial interests of the named executives to those of the Company's stockholders and the total amount of options currently held by the named executive. The grants made in 1993, as set forth in the tables below, reflect such considerations.

                               ANNUAL INCENTIVES

     In addition to the base salary, the CEO and the CFO could earn an annual performance bonus which is based on the pre-tax earnings of the Company. For purposes of calculating the annual bonus, the goals on pre-tax earnings are set forth in the CEO's and the CFO's Employment Agreements. No bonus was paid for 1993 because the pre-tax earnings goal was not achieved. The bonuses paid pursuant to the Company's plan of reorganization are not under the jurisdiction of the Compensation Committee.

                               OTHER COMPENSATION

     Also set forth in the CEO's and the CFO's Employment Agreements is a bonus on the sale of the Company or substantially all of its assets or a merger into another company. This bonus is based on the extent to which the sale price exceeds an initial value set forth in the CEO's and the CFO's Employment Agreements.

                                   CONCLUSION

     Based on its evaluation of these factors, the Compensation Committee believes that the executive employees of the Company are dedicated to achieving significant improvements in long-term financial performance and that the compensation policies, plans and programs the Compensation Committee and the Board designed, implemented and administered have contributed to achieving this management focus. The policies, plans and programs used in setting 1993 compensation are consistent with those used when 1992 compensation was set. There were no decisions affecting compensation paid to the CEO or CFO for 1993 that were made by the Board or the Compensation Committee after October 21, 1992.

               SUBMITTED ON JUNE 2, 1994 BY THE 1993 COMPENSATION
                 COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS:

                                          CLAUDE S. BRINEGAR

                                          LEON M. CLEMENTS

                                          THOMAS W. FIELD, JR.

                                          PETER J. RATICAN (ex-officio)

SUMMARY COMPENSATION TABLE

     Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 1993, 1992 and 1991, of those persons who were, at December 31, 1992 (i) the chief executive officer and (ii) the other four most highly compensated executive officers of the Company (collectively the "Named Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                     COMPENSATION
                                                                     -------------
                                                                         STOCK
                                             ANNUAL COMPENSATION        OPTIONS
                                             --------------------       AWARDS            ALL OTHER
  NAME AND PRINCIPAL POSITION       YEAR     SALARY(1)   BONUS(2)         (#)         COMPENSATION(3)(4)
- - --------------------------------   -------   ---------   --------    -------------    ------------------
Peter J. Ratican                      1993    $425,000   $ 18,513                           $7,075
  Chairman of the Board               1992    $423,653   $148,122       150,000             $6,866
  of Directors, Chief                 1991    $374,999
  Executive Officer and
  President
Eugene L. Froelich                    1993    $325,000   $ 18,513                           $7,075
  Executive Vice President --         1992    $323,654   $148,122       150,000             $6,866
  Finance and Administration,         1991    $274,999
  Chief Financial Officer and
  Director
Alan D. Bloom                         1993    $200,000                    7,500             $6,000
  Senior Vice President,              1992    $195,000                                      $5,850
  Secretary and General Counsel       1991    $195,000
Richard A. Link                       1993    $195,000                    5,000             $5,850
  Chief Accounting Officer            1992    $190,008                                      $5,700
  and Senior Vice President           1991    $175,000                   20,000
  -- Accounting
William B. Caswell                    1993    $182,000                   10,000             $4,200
  Vice President, General             1992    $154,818                   25,000
  Manager -- Maxicare
     California(5)

- - ---------------

(1) Excludes distributions received during the year ended December 31, 1992 paid with respect to claims for pre-petition compensation paid pursuant to the Reorganization Plan.

(2) These amounts are bonuses payable pursuant to the Reorganization Plan and were paid from funds held by the Disbursing Agent in a segregated account and were not paid out of the Company's available cash.

(3) These amounts include contributions made by the Company on behalf of the Named Officer under the Company's 401(k) Savings Incentive Plan.

(4) In accordance with the transitional provisions applicable to the revised rules on executive officer and director compensation disclosure adopted by the Securities and Exchange Commission, as informally interpreted by the Commission's Staff, amounts of Other Annual Compensation and All Other Compensation are excluded for the Company's 1991 fiscal year.

(5) William B. Caswell's employment at the Company began in February 1992.

OPTION GRANTS

     Shown below is further information on grants of stock options pursuant to the 1990 Incentive Stock Option Plan during the year ended December 31, 1993, to the Named Officers which are reflected in the Summary Compensation Table.

                                                                                              POTENTIAL
                                                                                         REALIZABLE VALUE AT
                                 NUMBER OF                                                 ASSUMED ANNUAL
                                 SECURITIES   PERCENTAGE OF                                RATES OF STOCK
                                 UNDERLYING   TOTAL OPTIONS                              PRICE APPRECIATION
                                  OPTIONS      GRANTED TO     EXERCISE OR                FOR OPTION TERM(3)
                                 GRANTED(1)   EMPLOYEES IN    BASE PRICE    EXPIRATION   -------------------
             NAME                   (#)        FISCAL 1993    ($/SHARE)(2)     DATE         5%        10%
- - -------------------------------  ----------   -------------   -----------   ----------   --------   --------
Alan D. Bloom..................     7,500          3.4%          $9.63        12/20/98   $ 82,575   $104,250
Richard A. Link................     5,000          2.3%          $9.63        12/20/98   $ 55,050   $ 69,500
William B. Caswell.............    10,000          4.6%          $9.63        12/20/98   $110,100   $139,000

- - ---------------

(1) The options were granted as of December 20, 1993 and vest in one-third installments on the first, second and third anniversaries of the date of grant. If the grantee's employment is terminated under certain circumstances or there is a restructuring of the Company (as set forth in the option agreement) these options would become immediately exercisable.

(2) The option exercise price is subject to adjustment in the event of a stock split or dividend, recapitalization or certain other events.

(3) The actual value, if any, the Named Officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized by the Named Officer will be at or near the value estimated. This amount is net of the option exercise price.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Shown below is information with respect to the unexercised options to purchase the Company's Common Stock granted in fiscal 1993 and prior years under employment agreements and the 1990 Incentive Stock Option Plan to the Named Officers and held by them at December 31, 1993. None of the Named Officers exercised any stock options during fiscal 1993.

                                                   NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED
                                                      OPTIONS HELD AT             IN-THE-MONEY OPTIONS AT
                                                   DECEMBER 31, 1993 (#)           DECEMBER 31, 1993(1)
                                                ---------------------------     ---------------------------
                     NAME                       EXERCISABLE   UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
- - ----------------------------------------------  -----------   -------------     -----------   -------------
Peter J. Ratican..............................    377,778         50,000        $ 1,066,667      $87,500
Eugene L. Froelich............................    377,778         50,000        $ 1,066,667      $87,500
Alan D. Bloom.................................      6,667         10,833        $    11,667      $ 6,733
Richard A. Link...............................     46,667         28,333        $    78,333      $39,767
William B. Caswell............................      8,333         26,667        $     4,167        9,533

- - ---------------

(1) Based on the closing price on the NASDAQ-NMS on that date ($9.75), net of the option exercise price.

EMPLOYMENT AGREEMENTS

     As of January 1, 1992, the Company has entered into five-year employment agreements with Peter J. Ratican and Eugene L. Froelich ("Senior Management"). These employment agreements provide for annual base compensation of $425,000 for Mr. Ratican and $325,000 for Mr. Froelich, subject to increases and bonuses, as may be determined by the Board based on annual reviews. The employment agreements provide that upon the termination of either member of Senior Management by the Company without Cause or reasons other than death or incapacity or the voluntary termination by either member of Senior Management for certain reasons as set forth in their employment agreements, the terminated member will be entitled to receive (i) a payment equal to the balance of the terminated member's annual base salary which would have been paid over the remainder of the term of the employment agreement; (ii) an additional one year's annual base salary; (iii) payment of any performance bonus amounts which would have otherwise been payable over the remainder of the term of the agreement; (iv) immediate vesting of all stock options; (v) the continuation of the right to participate in any profit sharing, bonus, stock option, pension, life, health and accident insurance, or other employee benefits plans including a car allowance through December 31, 1996. Cause is defined as: (i) the willful or habitual failure to perform requested duties commensurate with his employment without good cause; (ii) the willful engaging in misconduct or inaction materially injurious to the Company; or (iii) the conviction for a felony or of a crime involving moral turpitude, dishonesty or theft. In the event of a Change in Control of the Company, either member may elect to terminate the employment contract in which case the electing member will be entitled to receive a payment equal to 2.99 times that member's average annualized compensation from the Company over a certain period. Change of Control is defined as: (i) any transaction or occurence which results in the Company ceasing to be publically owned with at least 300 stockholders; (ii) any person or group becoming beneficial owner of more than forty percent (40%) of the combined voting power of the Company's outstanding securities; (iii) a change in the composition of the Board, as set forth in the employment agreement; (iv) the merger or consolidation of the Company with or into any other non-affiliated entity whereby the Company's equity security holders, immediately prior to such transaction, own less than sixty percent (60%) of the equity; or (v) the sale or transfer of all or substantially all of its assets. In the event of death or incapacity, the member, or his estate, shall receive the equivalent of ninety
(90) days base salary and in the case of incapacity, the continuation of health and disability benefits. The employment agreements also provide that in the event either member of Senior Management does not receive an offer for a new employment agreement containing terms at least as favorable as those contained in the existing employment agreements before the expiration of such employment agreements, such member will be entitled to receive a payment equal to one year's base salary under the terminating agreement. Under these agreements, each member of Senior Management will be entitled to receive an annual performance bonus calculated using a formula, as set forth in the employment agreements, which is based on the Company's annual pre-tax earnings, before extraordinary items, over $10 million. In addition, upon the sale of the Company, a sale of substantially all of its assets or a merger where the Company shareholders cease to own a majority of the outstanding voting capital stock, Senior Management will be entitled to a sale bonus calculated using a formula which is based on a percentage of the excess value of the Company over an initial value as set forth in the employment agreements.

     In addition, Senior Management remains entitled to receive certain additional compensation out of funds set aside for distribution under the Reorganization Plan on December 5, 1990 or from the proceeds of assets liquidated on behalf of pre-petition creditors under the Reorganization Plan.

     As of January 1, 1993 the Company entered into an employment agreement, effective through December 31, 1994, with Richard A. Link. As of January 1, 1994 the Company entered into an employment agreement, effective through December 31, 1994, with Alan D. Bloom and an employment agreement, effective through December 31, 1995, with William B. Caswell. The contracts provide a minimum base salary of $197,500, $203,000 and $195,000 for Messrs. Link, Bloom and Caswell, respectively, subject to increases and bonuses, as may be determined from time to time by the Chief Executive Officer of the Company. The contract with Mr. Caswell also provides that: (i) should he die, his estate shall receive the equivalent of thirty (30) days base salary; (ii) should the Company terminate his employment prior to the first anniversary of the contract for any reason other than death, incapacity, or Cause, he shall receive the equivalent of his annual base salary; (iii) should the Company terminate his employment on or after the first anniversary of the contract for any reason other than death, incapacity, or Cause, he shall receive the amount of the remainder of his annual base salary as would have been paid had the contract not been terminated which amount shall in no event be less than the equivalent of six (6) months base salary; and (iv) should his employment be terminated for any reason other than death, voluntary resignation, incapacity or Cause within six (6) months of a Change of Control, he shall receive the equivalent of his annual base salary. Cause is defined as (i) the willful and continued failure to perform duties pursuant to the employment agreement without good cause; (ii) the willful engaging in misconduct or inaction materially injurious to the Company; or (iii) the conviction of a felony or of a crime involving moral turpitude. Change of Control is defined as (i) the merger or consolidation of the Company with or into any other non-affiliated entity whereby the Company's equity security holders, immediately prior to such transaction, own less than fifty percent (50%) of the equity; or (ii) the sale or transfer of all or substantially all of its assets. The contracts with Messrs. Link and Bloom provide that should their employment be terminated under certain circumstances, they would receive up to the equivalent of four (4) months base salary.

COMPARISON OF CUMULATIVE TOTAL RETURN GRAPH

     The following graph presents a two and three quarter years comparison of cumulative total returns for the Common Stock of the Company, index for the NASDAQ Stock Market (U.S. Companies), the index for the Standard and Poor's 500 and an index of peer companies (the "Managed Care Group") selected by the Board of Directors. This graph only presents two and three quarter years of information because the Company's Common Stock was issued on April 2, 1991 and was traded on the over-the-counter market beginning April 30, 1991. The Peer Group consists of six other managed care companies: Coventry Corporation, FHP International, Foundation Health, Pacificare Health Systems, Qual-Med, Inc., TakeCare, Inc. Total return assumes the monthly reinvestment of dividends.

                                   Maxicare
      Measurement Period         Health Plans,
    (Fiscal Year Covered)            Inc.         NASDAQ U.S.     Peer Group
1990                                 100.00          100.00          100.00
1991                                 114.71          123.53           94.90
1992                                 150.00          143.65          178.50
1993                                 114.71          163.93          177.52

                         INDEPENDENT PUBLIC ACCOUNTANTS

     No independent public accountants have been retained for the current year ending December 31, 1994. The Company is currently reviewing proposals requested from certain international accounting firms, including Price Waterhouse.

     Price Waterhouse has been the Company's principal independent public accountant since the fourth quarter of 1988, and is familiar with the business and operations of the Company and its subsidiaries. Management has not followed the practice of presenting the selection of auditors to the stockholders for approval. A representative of Price Waterhouse is expected to be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to answer questions, if any, from stockholders.

                                 OTHER MATTERS

ADDITIONAL INFORMATION

     Copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, (including financial statements and financial statement schedules) as filed with the Securities and Exchange Commission are available upon written request from the office of Investor Relations, Maxicare Health Plans, Inc., 1149 South Broadway Street, Los Angeles, California, 90015.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 1995 ANNUAL MEETING

     Any proposal relating to a proper subject which a stockholder may intend to be presented for action at the next Annual Meeting of Stockholders currently scheduled to be held on July 28, 1995 must be received by the Company no later than March 8, 1995, to be considered for inclusion in the proxy material to be disseminated by the Board of Directors in accordance with the provisions of Rule 14a-(8)(3)(i) promulgated under the Exchange Act. Copies of such proposals should be sent to the Corporate Secretary at the Company's principal executive offices. To be eligible for inclusion in such proxy materials, such proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act.

OTHER BUSINESS OF THE MEETING

     The Board of Directors is not aware of any matter to be presented at the Annual Meeting or any postponement or adjournment thereof which is not listed on the Notice of Annual Meeting and discussed above. If other matters should properly come before the meeting, however, the persons named in the accompanying proxy will vote all proxies in accordance with the recommendation of the Board, or if no such recommendation is given, in their own discretion.

COST OF SOLICITING PROXIES

     The Company will bear the cost of proxy solicitation for the election of the Board's nominees for director. In addition to the use of the mail, proxies may be solicited by personal interview, telephone or telegraph, by officers, directors and other employees of the Company, who will not receive any additional compensation for such services. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send or cause to be sent proxy materials to, and obtain proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

                                          By Order of the Board of Directors,

                                                      Alan D. Bloom
                                                        Secretary
Los Angeles, California
Dated: July 13, 1994

PROXY      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS     PROXY
                         OF MAXICARE HEALTH PLANS, INC.

                 ANNUAL MEETING OF STOCKHOLDERS AUGUST 17, 1994

  The undersigned, does hereby appoint Peter J. Ratican and Eugene L. Froelich, and each of them, proxies for the undersigned with full power of substitution, to vote all of the shares of Common Stock of the Company which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present at the 1994 Annual Meeting of Stockholders of Maxicare Health Plans, Inc. (including all adjournments thereof) to be held at the Transamerica Center Tower Restaurant, 1150 So. Olive Street, Los Angeles, California, August 17, 1994 at 8:00 a.m., Pacific Time, on all matters that may come before the Meeting.

  The undersigned hereby instructs said proxies or their substitutes:

1. ELECTION OF DIRECTORS:     / /  To VOTE FOR all nominees        / /  To WITHHOLD AUTHORITY to vote for all
                                   listed below.                        nominees listed below.

                            CHARLES E. LEWIS AND CLAUDE S. BRINEGAR

   Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

- - --------------------------------------------------------------------------------

2. DISCRETIONARY AUTHORITY: In their discretion, the proxies are authorized to vote with respect to all other matters which may properly come before the Meeting. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

                  (Continued and to be SIGNED ON REVERSE SIDE)

  The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms that all the proxies appointed hereby, or either of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated July 13, 1994, and a copy of the Company's Annual Report for the year ended December 31, 1993.

                                              Dated______________________, 1994

                                              __________________________, (L.S.)

                                              __________________________, (L.S.)
                                              Signature(s)

                                              NOTE: Your signature should appear
                                              the same as your name appears
                                              hereon. In signing as attorney,
                                              executor, administrator, trustees
                                              or guardian, please indicate the
                                              capacity in which signing, when
                                              signing as joint tenants, all
                                              parties in the joint tenancy must
                                              sign. When a proxy is given by a
                                              corporation, it should be signed
                                              by an authorized officer and the
                                              corporate seal affixed. No postage
                                              is required if mailed within the
                                              United States.

PROXY      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS     PROXY
                         OF MAXICARE HEALTH PLANS, INC.

                 ANNUAL MEETING OF STOCKHOLDERS AUGUST 17, 1994

  The undersigned, does hereby appoint Peter J. Ratican and Eugene L. Froelich, and each of them, proxies for the undersigned with full power of substitution, to vote all of the shares of Series A Cumulative Convertible Preferred Stock of the Company which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present at the 1994 Annual Meeting of Stockholders of Maxicare Health Plans, Inc. (including all adjournments thereof) to be held at the Transamerica Center Tower Restaurant, 1150 So. Olive Street, Los Angeles, California, August 17, 1994 at 8:00 a.m., Pacific Time, on all matters that may come before the Meeting.

  The undersigned hereby instructs said proxies or their substitutes:

1. ELECTION OF DIRECTORS:     / /  To VOTE FOR all nominees        / /  To WITHHOLD AUTHORITY to vote for all
                                   listed below.                        nominees listed below.

                            CHARLES E. LEWIS AND CLAUDE S. BRINEGAR

   Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

- - --------------------------------------------------------------------------------

2. DISCRETIONARY AUTHORITY: In their discretion, the proxies are authorized to vote with respect to all other matters which may properly come before the Meeting. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

                  (Continued and to be SIGNED ON REVERSE SIDE)

  The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms that all the proxies appointed hereby, or either of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated July 13, 1994, and a copy of the Company's Annual Report for the year ended December 31, 1993.

                                              Dated_____________________, 1994

                                              ________________________, (L.S.)

                                              ________________________, (L.S.)
                                              Signature(s)

                                              NOTE: Your signature should appear
                                              the same as your name appears
                                              hereon. In signing as attorney,
                                              executor, administrator, trustees
                                              or guardian, please indicate the
                                              capacity in which signing, when
                                              signing as joint tenants, all
                                              parties in the joint tenancy must
                                              sign. When a proxy is given by a
                                              corporation, it should be signed
                                              by an authorized officer and the
                                              corporate seal affixed. No postage
                                              is required if mailed within the
                                              United States.